EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                                18 U.S.C.ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Osteotech, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard W. Bauer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ RICHARD W. BAUER
                                        -----------------------------------
                                        Richard W. Bauer
                                        Chief Executive Officer
                                        March 15, 2004

A signed original of this written statement required by Section 906 of the Sarbarnes-Oxley Act of 2002 has been provided to Osteotech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.